RESEARCH FUND

Trading Symbol: WRESX

Summary Prospectus

August 1, 2011

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated August 1, 2011, and as currently filed with the U.S. Securities and Exchange Commission, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus and other information about the Fund online at www.weitzfunds.com/ Literature/ProspectusReports.asp. You can also get this information at no cost by calling 800-304-9745 or by sending an e-mail request to clientservices@weitzfunds.com.

Investment Objective

The investment objective of the Fund is capital appreciation.

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) on purchase	None
Maximum deferred sales charge (load)	None
Redemption fee	None

     Annual Fund Operating Expenses
(expenses that you pay each year as a percentage
of the value of your investment)

Management fees	1.00%
Distribution (12b-1) fees	None
Other expenses(1)	0.80
Acquired fund fee and expenses(2)	0.01
Total annual fund operating expenses(3)	1.81%
Fee waiver and/or expense reimbursement(3)	(0.90)
Total annual fund operating expenses after
fee waiver and/or expense reimbursement(3)	0.91%

(1)Based on estimated amounts for the current fiscal year.

(2) The Fund has invested a portion of its temporary cash reserves in one or more money market funds (“acquired funds”). The Fund indirectly incurs fees and expenses as a result of its investment in shares of acquired funds. The total annual fund operating expense ratio for the Fund does not correlate to the ratio of expenses to average net assets shown in the Financial Highlights contained in the Prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

(3) The investment adviser has agreed, in writing, to limit the total annual fund operating expenses (excluding taxes, interest, brokerage commissions, and acquired fund fees and expenses) to 0.90% of the Fund’s average daily net assets through July 31, 2012. This agreement may only be terminated by the Board of Trustees of the Fund.

Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the periods indicated and then redeem in full at the end of each of the periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same each year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years
$93	$482

PortfolioTurnover

The Fund pays transactions costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the three months ended March 31, 2011, the Fund’s portfolio turnover rate was 12% of the average value of the portfolio.

Principal Investment Strategies

The Fund’s investment strategy (which we call “value investing”) is based on our belief that stock prices fluctuate around the true value of a company. The Fund is a “multi-cap” fund and may invest in securities of any market capitalization.

We seek to identify the securities of growing, well-managed businesses of any size which have honest, competent management. We then estimate the price that an informed, rational buyer would pay for 100% of the business. At the heart of the process is an estimate of the value today of the right to receive all of the cash that a business will generate for its owners in the future. The valuation may focus on asset values, earnings power and the intangible value of a company’s “franchise” in its market or a combination of these variables, depending on the nature of the business.

The Fund then tries to buy shares of the company’s stock at a significant discount to this “private market value.” We invest with a 3-5 year time horizon. The Fund anticipates that the stock price will rise as the value of the business grows and as the valuation discount narrows. Ideally the business value grows commensurate with the stock price, and the stock continues to trade at a discount for long periods of time. We generally will sell these stocks as they approach or exceed our estimate of private market value.

We do not try to “time” the market. However, if there is cash available for investment and there are not securities that meet the Fund’s investment criteria, the Fund may invest without limitation in high-quality cash and cash equivalents such as U.S. Government securities or government money market fund shares. In the event that the Fund takes such a temporary defensive position, it may not be able to achieve its investment objective during this temporary period.

Portfolio securities are selected by the members of the research team of the Fund’s investment adviser, Wallace R. Weitz & Company (“Weitz & Co.”). Each analyst (Co-Manager) is assigned a portion of the Fund’s assets and responsible for selecting investments within that portion of the Fund. Allocations among market sectors and companies are made within the parameters established by the Fund’s investment objectives, strategies and restrictions.

Principal Investment Risks

You should be aware that an investment in the Fund involves certain risks, including, among others, the following:

• Market Risk As with any other mutual fund, the share price of the Fund will fluctuate daily depending on general market conditions and other factors. You may lose money if you invest in the Fund.

• Investment in Undervalued Securities Undervalued securities are, by definition, out of favor with investors, and there is no way to predict when, if ever, the securities may return to favor. Therefore, investors should purchase shares of the Fund only if they intend to be patient, long-term investors.

• Non-diversified Risk Because the Fund is non-diversified, the Fund may have larger positions in fewer companies or industries than a diversified fund. A non-diversified portfolio is more likely to experience significant fluctuations in value, exposing the Fund to a greater risk of loss in any given period than a diversified fund.

• Issuer Risk The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

• Smaller Company Risk Smaller capitalization companies may not have the size, resources or other assets of larger capitalization companies. The prices of such issuers can fluctuate more than the stocks of larger companies and they may not necessarily correspond to changes in the stock market in general.

• Failure to Meet Investment Objective There can be no assurance that the Fund will meet its investment objective.

Your investment in the Fund is not a bank deposit and is not insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency.

Performance

As of December 31, 2010, the Fund succeeded to substantially all of the assets of Weitz Research Fund L.P. (the “Research Partnership”). The following chart and table provides an indication of the risks of investing in the Fund by showing changes in the Research Partnership’s performance from year to year over the periods indicated and by showing how the Research Partnership’s average annual total returns for the periods indicated compared to those of relevant market indexes. The Standard & Poor’s 500 Index, the Fund’s primary benchmark, is generally representative of the market for the stocks of large-size U.S. companies. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies.

Performance of the Fund is measured from April 1, 2005, the inception of the Research Partnership. The Fund’s investment objectives, policies and restrictions are materially equivalent to those of the Research Partnership and the Research Partnership was managed at all times with full investment authority by Weitz & Co. During this period, the Research Partnership was not subject to certain investment restrictions, diversification requirements and other restrictions of the Investment Company Act of 1940 or the Internal Revenue Code, which if applicable, might have adversely affected the performance of the Research Partnership. All performance numbers are calculated after deducting proforma fees and expenses equivalent to the total annual fund expenses set forth above and all numbers assume reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the investment adviser. The Research Partnership’s past performance is not necessarily an indication of how the Fund will perform in the future both before

Weitz Funds - Research Fund

and after taxes. Updated performance information is available on our website at weitzfunds.com or by calling us toll-free at 800-304-9745.

Calendar Year Total Returns

Year-to-date return for the six months ended June 30, 2011 was 3.20%.

Best and Worst Performing Quarters
(during the period shown above)

	Quarter/Year	Total Return
Best Quarter	2nd Quarter 2009	15.97%
Worst Quarter	4th Quarter 2008	-19.35%

Average Annual Total Returns
(for periods ended December 31, 2010)
Since
Inception
	1 Year	5 Year	(April 1, 2005)

Return Before Taxes	30.32%	5.75%	5.69%
Return After Taxes on Distributions	N/A	N/A	N/A
Return After Taxes on Distributions and Sale of Fund Shares	N/A	N/A	N/A
Comparative Indexes (reflects no deduction for fees, expenses or taxes):
Standard & Poor’s 500 Index	15.09%	2.29%	3.23%
Russell 3000 Index	16.93%	2.74%	3.84%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA). After tax returns are not provided because the Research Partnership’s tax treatment was different than that of a registered investment company.

Fund Management

Investment Adviser

Wallace R. Weitz & Company (“Weitz & Co.”) is the investment adviser for the Fund.

Portfolio Manager

The Fund is managed by a team of Weitz & Co. research analysts. The analysts responsible for managing the Fund are listed below:

• Jonathan Baker, CFA, has served as a Research Analyst for Weitz & Co. since 1997 and has been a Co-Manager of the Fund since inception (and a Co-Manager of the predecessor Research Partnership since April 2005).

• Barton Hooper, CFA, has served as a Research Analyst for Weitz & Co. since 2007 and has been a Co-Manager of the Fund since inception (and a Co-Manager of the predecessor Research Partnership since January 2008). Prior to joining Weitz & Co., he spent four years as a Research Analyst at Oak Value Capital Management and Trilogy Capital Management.

• David Perkins, CFA, has served as a Research Analyst for Weitz & Co. since 2004 and has been a Co-Manager of the Fund since inception (and a Co-Manager of the predecessor Research Partnership since April 2005).

• Andrew Weitz has served as a Research Analyst for Weitz & Co. since 2008 and has been a Co-Manager of the Fund since inception (and a Co-Manager of the predecessor Research Partnership since January 2010). Prior to joining Weitz & Co., he spent four years as a Research Associate and Research Analyst with Ariel Investments.

Purchase and Sale of Fund Shares

The minimum investment required to open an account in the Fund is $25,000. The subsequent minimum investment requirement is $25.

Investors may purchase, redeem or exchange Fund shares by written request, telephone, online, or through a financial intermediary on any day the New York Stock Exchange is open for business. You may conduct transactions by mail (Weitz Funds, C/O BFDS, 330 W 9th Street, 1st Floor, Kansas City, MO 64105), by telephone at 800-304-9745, or online at weitzfunds.com. Purchases and redemptions by telephone are only permitted if you previously established this option on your account.

Weitz Funds - Research Fund

Tax Information

The Fund’s distributions may be taxable to you as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed upon withdrawals made from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a financial adviser), the Fund and/or its investment adviser may pay the intermediary a fee to compensate them for the services it provides, which may include performing sub-accounting services, delivering Fund documents to shareholders and providing information about the Fund. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Weitz Funds - Research Fund